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                                 EXHIBIT 10.7
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Exhibit A - Floor Plan
Exhibit B - Definition of Rentable Area
Exhibit C - Declaration of Commencement
Exhibit D - Improvements
Exhibit E - Rules and Regulations
Exhibit F - Janitorial Cleaning work Schedule
Exhibit G - HVAC Performance Specifications

                                 LEASE AGREEMENT

          THIS LEASE AGREEMENT is made and entered into this 9th day of December, 1991, by and between the Lessor and the Lessee hereinafter named.

          1. DEFINITIONS AND BASIC PROVISIONS. The following definitions and basic provisions shall be construed in conjunction with and limited by the references thereto in other provisions of this lease:

          (a) "Lessor": CAREW REALTY, INC.

          (b) "Lessee": KENDLE RESEARCH ASSOCIATES

          (c) "Demised Premises": approximately 19,000 square feet of Rentable Area on Floors 6 and 7 in the building located at 441 Vine Street, Cincinnati, Ohio 45202, such Demised Premises being shown and outlined on the floor plan attached hereto as Exhibit A. The actual number of square feet of Rentable Area in the Demised Premises shall be determined by Lessor and set forth in the Declaration of Commencement to be executed by Lessor and Lessee pursuant to paragraph (d) below.

          (d) "Lease Term": A period of Seventy-Two (72) months commencing on March 1, 1992 and ending on February 28, 1998. On or before the commencement date of this lease, Lessor and Lessee shall execute a Declaration of Commencement in the form attached hereto as Exhibit C specifying the commencement date of this lease, the expiration date of this lease, the number of square feet of Rentable Area including in the Demised Premises, Lessee's Share, that all work to be performed by Lessor in the Demised Premises is satisfactorily completed and that Lessee accepts the Demised Premises.

          (e) "Basic Rental": The annual sums per square foot of Rentable Area in the Demised Premises as follows: First 12 months $5.50; Second 12 months $5.50; Third 12 months $5.50; Fourth 12 months $6.00; Fifth 12 months $6.50; Sixth 12 months $6.50. All rental payments shall be paid to the order of Carew Realty, Inc. As an inducement to Lessee, Lessor shall abate Lessee's Basic Rental from the Commencement Date through December 31, 1992.

          (f) "Security Deposit": Intentionally omitted.


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          (g) "Permitted Use": Lessee may use the Demised Premises for general office purposes; provided, however, that no such use shall be inconsistent with or detract from the occupancy of the Building as a first-class office building. Such uses shall at all times be in conformance with the Rules and Regulations attached hereto, as the same may be amended, modified or altered, from time to time.

          (h) "Lessee's Share" : 5.40%; The percentage which the number of square feet of Rentable Area in the Demised Premises bears to the total number of square feet of Rentable Area in the building as determined by Lessor at the commencement of this lease and set forth in the Declaration of Commencement executed by Lessor and Lessee pursuant to paragraph (d) above.

          2. GRANTING CLAUSE. In consideration of the obligation of the Lessee to pay rent as herein provided and in consideration of the other terms, covenants and conditions hereof, Lessor hereby demises and leases to Lessee, and Lessee hereby takes from Lessor, the Demised Premises to have and to hold the same for the Lease Term specified in Section 1(d) hereof, all upon the terms and conditions set forth in this lease.

          3. SERVICES BY LESSOR. So long as Lessee is not in default hereunder, Lessor agrees to furnish Lessee while occupying the Demised Premises the following services:

          (a) Hot and cold water at those points of supply provided for the general use of occupants of the building, and for lavatory, drinking and office cleaning purposes and for a kitchenette in the Demised Premises.

          (b) Heat and air conditioning in season, at such times as Lessor normally furnishes these services to all tenants of the building, and at such temperatures and in such amounts as are considered by Lessor to be standard and as set forth herein in Exhibit

          (c) Passenger elevator service in common with other tenants for ingress to and egress from the Demised Premises, with at least one such elevator to be operational at all times.

          (d) Janitorial cleaning services as set forth in Exhibit F attached hereto.

          (e) Electric lighting for public areas and special service areas of the building in the manner and to the extent similar to that provided in other first class buildings in the Cincinnati, Ohio area.

          Failure to any extent to furnish, or any stoppage of, these defined services, resulting from causes beyond control of Lessor, shall not render Lessor liable in any respect for damages to either person or property, nor be construed as an eviction of Lessee or work an abatement of rent, nor relieve Lessee from fulfillment of any covenant or agreement hereof. Should any equipment or machinery break down, or for any cause cease to function properly, Lessor shall use reasonable diligence to repair same promptly, but Lessee shall have no claim for rebate or abatement of rent or damages on account of any interruptions in service occasioned thereby or resulting therefrom,


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unless caused by negligence of Lessor in deed or failure to repair within a reasonable period of time as determined by standards set forth for first class buildings in Cincinnati.

          4. PAYMENTS. (a) Lessee shall pay to Lessor as Basic Rental for the Demised Premises the sum specified in Section 1(e) hereof, payable in equal consecutive monthly installments, in advance, on or before the first day of each and every calendar month during the Lease Term; provided, however, that if the commencement date shall be a day other than the first day of a calendar month, the Basic Rental installment for the first and last fractional months of the Lease Term shall be prorated on the basis of the number of days during the month this lease was in effect in relation to the total number of days in such month. Except as expressly provided herein, the obligation of the Lessee to pay Basic Rental is an independent covenant, and no act or circumstance whether constituting breach of covenant by Lessor or not, shall release Lessee of the obligation to pay rent.

          (b) Lessee shall, and hereby agrees to, supply, replace and pay for its own supplies and labor for all replacements of electric lamps, fluorescent and otherwise, and ballasts in the Demised Premises.

          (c) Lessee shall, and hereby agrees to, pay to Lessor as additional rent, on the first day of each calendar month, Lessee's share of the total amount of all monthly utility charges (including meter reading fees charged by Cincinnati Gas & Electric Co.) for the building for the preceding calendar month, as metered separately by Lessor, said meter to be installed at and as a part of the buildout. Lessor shall not be responsible for the failure of said services in whole or in part, unless said failure is a result of a negligent act or omission by Lessor.

          (d) Except for the period from the Commencement Date of this Lease through December 31, 1992, Lessee shall pay to Lessor, in addition to the Basic Rental payable by Lessee to Lessor pursuant to this lease, an amount equal to Lessee's Share of Building Operating Expenses (as hereinafter defined) as follows:

                    (1) For all purposes of this Lease, "Building Operating Expenses" shall mean the amount of all of Lessor's direct costs and expenses, accounted for on an accrual basis, paid in connection with the operation and maintenance of the building (including all areas relating to, or used in connection with, the building) for a particular year, or portion thereof, as determined by Lessor in a consistent manner. There shall also be included in the Building Operating Expenses (A) (intentionally omitted), and (B) all General real estate taxes, payments in lieu of real estate taxes, installments of assessments and all special assessments levied against the building or the land upon which the building is situated (hereinafter called "real estate taxes"), and reasonable costs and expenses of contesting the validity or amount of real estate taxes.

                    (2) Commencing on January 1, 1993, in order to provide for reasonably current payments of Building Operating Expenses by Lessee, Lessee shall pay to Lessor each month, at the same time the monthly installment of Basic Rental is due, an amount equal to $5.50 per square foot of Rentable Area in the Demised Premises (the "Stop"). In addition, Lessee shall pay to Lessor


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          each month, at the same time the monthly installment of Basic Rental is due, an amount equal to 1/12th of Lessor's estimate of Lessee's share of the amount by which Building operating expenses for the then current year will exceed the Stop (the "Estimated Excess"), which Estimated Excess shall not increase by more than five percent (5%) per year over the Stop cumulative for each year during the Lease Term. There shall be no limitation on real estate taxes and insurance. On or before December 1 of each year during the Lease Term, Lessor shall estimate the amount by which Building Operating Expenses will exceed the Stop for the ensuing calendar year and shall give notice of such estimate to Lessee, and Lessee shall pay Lessee's share of such estimated amount pursuant to this paragraph (2) during the ensuing calendar year. In addition, if real estate taxes or the cost of utilities, janitorial or other services increase during any calendar year, Lessor may increase the Estimated Excess payable by Lessee to Lessor during such year by giving Lessee written notice of the amount of such increase, and thereafter Lessee shall pay to Lessor an amount equal to the amount of such increase in the Estimated Excess divided by the number of months remaining in such calendar year.

                    (3) Within one hundred twenty (120) days after the end of each calendar year, Lessor shall prepare and deliver to Lessee a statement showing the amount by which actual Building operating Expenses incurred by Lessor during the previous calendar year exceed the stop (the "Actual Excess"), if any. within thirty (30) days after receipt of the aforementioned statement. Lessee shall pay to Lessor, or Lessor will credit against the next payment of Estimated Excess due from Lessee, as the case may be, the difference between Lessee's share of Actual Excess for the preceding calendar year and the estimated amount paid by Lessee during such calendar year, as limited by Paragraph (2) herein. If this lease shall commence, expire or be terminated on any date other than the last day of a calendar year, then Lessee's Share of actual Building Operating Expenses for such partial calendar year shall be prorated, and Lessee shall pay to Lessor or Lessor shall pay to Lessee, as the case may be, the difference between lessee's Share of the Actual Excess for such partial calendar year and the Estimated Excess.

          (e) Intentionally Omitted.

          (f) In the event payment of any and all amounts required to be paid pursuant to this lease are not made within three business days of written notice that the same is due, a service fee of five (5%) of the unpaid amount(s) will be due as additional rent, at the election of Lessor.

          5. REPAIRS AND RE-ENTRY. Lessee will, at Lessee's own cost and expense, keep the Demised Premises and all other improvements to the extent covered by this lease in sound condition and good repair, and shall repair or replace any damage or injury done to the building or any part thereof by Lessee or Lessee's agents, contractors, employees and invitees, and if Lessee fails to make such repair or replacements within 15 days after the need therefor arises, Lessor may at its option make such repair or replacement, and Lessee shall pay the cost thereof to Lessor on demand. Lessee will not commit or allow to be committed any waste or damage to or on any portion of the Demised Premises, and shall at termination of this lease by lapse of time or otherwise, deliver up said Demised Premises and all other improvements covered by this lease to

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Lessor in as good condition as at the date of possession, ordinary wear and tear excepted, failing which Lessor may restore the Demised Premises to such condition and Lessee shall pay the costs of same to Lessor upon demand. Lessor, its agents, contractors, employees and representatives, shall have the right to enter into and upon all parts of the Demised Premises, with reasonable prior notice to Lessee (except in emergency situations) to inspect same or clean or to make such repairs, alternations or additions as Lessor may from time to time deem necessary, and Lessee shall not be entitled to any abatement or reduction of rent as a result of such entry, except those entries which result in a disruption of Lessee's business and is a result of a negligent act or omission by the Lessor. In addition, Lessee shall permit Lessor or Lessor's agents and any other person authorized by the same to enter the Demised Premises during the last six (6) months of the Lease Term for the purpose of exhibiting the Demised Premises to prospective lessees. Notwithstanding the foregoing, during the last ninety (90) days of the Lease Term if Lessee removes a substantial portion of Lessee's personal property or has been in physical absence for ten (10) days, Lessor may enter the Demised Premises for purposes of renovations, altering and decorating the Demised Premises for occupancy by a new tenant without in any way affecting Lessee's obligation to pay rent and comply with all other terms and conditions of this lease during the entire Lease Term.

          6. ASSIGNMENT OR SUB-LETTING Lessee shall not mortgage, sell, assign or transfer this lease, or any interest herein, or allow the same to be done by operation of law or otherwise, or sublet the Demised Premises or any part thereof, except to a wholly-owned subsidiary or affiliate, or use or permit the Demised Premises to be used for any purpose other than a Permitted Use set forth in Section 1 hereof without the prior written consent of Lessor, which consent shall not be unreasonably withheld. In the event Lessee desires to assign this lease or sub-let the Demised Premises, Lessee shall provide Lessor with not less than sixty (60) days written notice of Lessee's request, specifying in detail any and all terms of such assignment or sub-lease and providing all information regarding same as may be requested by Lessor. In the event Lessor gives such consent, Lessee shall remain primarily liable for the payment of all rents and other payments and for the performance of all of the other terms and covenants contained in this lease on its part to be performed. In addition, in the event Lessor consents to an assignment or sub-lease of the Demised Premises, which assignment or sub-lease results in rental payments in excess of the monthly payments due and owing under the terms of this lease, such excess rental payments shall belong equally to Lessor and Lessee.

          7. ALTERATIONS. ADDITIONS. IMPROVEMENTS. Lessee will not make or allow to be made any alteration or additions in or to the Demised Premises without the prior written consent of Lessor, which consent shall not be unreasonably withheld. Such alterations, physical additions, or improvements when made to the Demised Premises by Lessee shall be surrendered to Lessor and become the property of Lessor upon termination in any manner of this lease, but this clause shall not apply to moveable non-attached fixtures or furniture of Lessee. If any mechanic lien is filed against the Demised Premises or the building as a result of any act or omission by Lessee, its agents, employees or invitees, Lessee shall cause same to be discharged of record within fifteen (15) days after the lien is filed.


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         8. LEGAL USE AND VIOLATIONS OF INSURANCE COVERAGE. Lessee will maintain the Demised Premises in a clean and healthful condition and comply with all laws, ordinances, orders, rules, and regulations of all state, federal, municipal and other agencies or bodies having jurisdiction with respect to the use, condition, or occupancy of the Demised Premises. Lessee will not occupy or use, nor permit the Demised Premises to be occupied or used for any business or purpose which is unlawful in part or in whole or deemed by Lessor to be hazardous or disreputable in any manner, nor permit anything to be done which will in any way increase the rate of insurance on the building or its contents, and in the event that there shall be any increase in the rate of insurance on the building or its contents created by Lessee's acts or conduct of business then Lessee hereby agrees to pay such increase to Lessor upon demand. Lessee will at all times conduct its business, and control its agents, employees, and invitees in such a manner as not to create any nuisance, interfere with, annoy, or disturb other tenants of the building or Lessor in the management of the building.

          9. INDEMNITY, LIABILITY AND LOSS OR DAMAGE. Lessor and Lessee shall not be liable or responsible for any loss or damage to any property or person occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition or order of governmental body or authority, or any other matter beyond the control of either party or for any damage or inconvenience which may arise through repair or alteration of any part of the building, or failure to make such repairs, or from bursting or leaking of water or steam pipes, or from any other cause whatsoever beyond either Lessor's or Lessee's reasonable control, unless arising from the willful misconduct or omission of Lessor. In addition, neither party shall be liable to the other or the other's agents, employees, guests, invitees or to any other person claiming by, through or under Lessee or Lessor for any injury to person, loss or damage to property, or for loss or damage to their business, occasioned by or through the acts or omissions of Lessor or Lessee or any other person, or by any other cause whatsoever, unless caused solely by either party's gross negligence or willful misconduct. Both Lessor and Lessee shall, and hereby agree to, indemnify the other party, and save it harmless from all suits, actions, damages, liability and expense in connection with loss of life, bodily or personal injury or property damage arising from or out of any occurrence in, upon, at or from the Demised Premises or the occupancy or use by the parties of the Demised Premises or any part thereof, if occasioned fully or in part by any action or omission of the other party, its agents, guests, employees, contractors, invitees or licensees. If either Lessee or Lessor shall, without fault on their part, be made a party to any action commenced by or against the other party, the Lessee or Lessor shall protect and hold the other harmless and shall pay all costs, expenses, and reasonable attorney's fees.

          Notwithstanding Lessor's obligations hereunder, Lessee shall bear the sole risk of any loss of, or damage to, any personal property (including but not limited to, any furniture, machinery, equipment, goods or supplies) of Lessee or which Lessee may have on or in the Demised Premises, or any trade fixtures installed by or paid for by Lessee on or in the Demised Premises, or any additional improvements which Lessee may construct on or in the Demised Premises, unless such loss or damage results from the willful misconduct or omission of Lessor.


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          10. RULES OF BUILDING. Lessor has heretofore delivered to Lessee, and
Lessee hereby acknowledges the receipt of, a set of rules applicable to the building. Lessee and Lessee's agents, employees, and invitees, will comply fully with all rules of the building, which rules are made a part hereof as though fully set out herein. Lessor shall at all times have the right to change such rules, make new rules, or amend such rules in such reasonable manner as Lessor may deem advisable, all of which new rules, changes and amendments will be posted or forwarded to Lessee in writing and shall be carried out and observed by Lessee. Lessor and Lessee acknowledged that different tenants in the Building may negotiate changes in the Rules and Regulations applicable to them. To the extent that the same Rules and Regulations apply to Lessee and other tenants in the Building, Lessor shall attempt in good faith to apply and enforce the same uniformly.

          11. HOLDING OVER. If Lessee retains possession of the Demised Premises or any part thereof after the expiration or termination of this lease by lapse of time or otherwise, Lessee shall pay to Lessor for each month, or portion thereof, during such holdover period, an amount equal to 120% the rate of rental payable by Lessee to Lessor with respect to the Demised Premises for the month immediately preceding the month of expiration or termination, and in addition thereto shall pay to Lessor all damages and all other costs and expenses incurred by Lessor by reason of such holding over. Such holding over or retention of the Demised Premises by Lessee shall operate and be construed only as a month- to-month tenancy and shall not in any way be construed as an extension or renewal of the term of this lease.

          12. CONDEMNATION AND CASUALTY. (a) In the event the building or any portion thereof necessary to the continued efficiency and/or economically feasible use of the building shall be taken or condemned in whole or in part for any public or quasi-public purposes, or sold to a condemning authority to prevent taking, then the term of this lease shall, at the option of the Lessor, forthwith cease and terminate. In the event the Demised Premises, or such portion thereof as would prevent Lessee from occupying and using the Demised Premises for the purposes herein provided, shall be taken or condemned for any public or quasi-public purpose, or sold to a condemning authority to prevent taking, then, at Lessor's option, either (i) the term of this Lease shall forthwith cease and terminate, or (ii) Lessor shall, to the extent reasonably practicable, provide Lessee with such additional space and make such repairs to the Demised Premises as may be necessary to enable Lessee to use such additional and repaired space for the purposes herein provided. All compensation awarded for any such taking or conveyance of Lessor's interest shall be the property of Lessor without any deduction therefrom for any present or future estate of Lessee, and Lessee hereby assigns to Lessor all its right, title and interest in and to any such award.

          (b) If the Demised Premises or the building in which the Demised Premises are located shall be damaged by any cause or means whatsoever not caused or contributed to by the negligence or fault of Lessee, its employees, servants, agents or visitors, and if said damage can be repaired within a period of three (3) months by using standard working methods and procedures Lessor shall, within a reasonable time of occurrence of said damage, enter and make repairs to the extent that insurance proceeds are available therefor, and this lease shall not be affected but shall

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continue in full force and effect. However, if said damage cannot be repaired within a period of three (3) months by using standard working methods and procedures, then this lease shall cease and terminate as of the date of such occurrence, and Lessee shall pay rent hereunder only to such date of occurrence and immediately surrender the Demised Premises to Lessor, unless within a period of sixty (60) days from the date of such occurrence Lessor shall elect to keep this lease in force and to restore the Demised Premises to substantially the condition as existed prior to the date of occurrence by giving Lessee written notice of such election within said sixty (60) day period. If Lessor so elects to continue the lease and restore the Demised Premises, Lessor shall, within a reasonable time after the date of the notice of said election, enter and make repairs and this lease shall not be affected, except that rents hereunder shall be reduced or abated from the date of occurrence while such repairs are being made for the period of time and in the proportion that the Demised Premises are untenantable. If, however, such damage is contributed to or results from the fault of the Lessee, or Lessee's employees, servants, agents, or visitors, and if Lessor does not have insurance covering such damage, such damage shall promptly be repaired by and at the expense of Lessee under the control, direction and supervision of Lessor, and the rent shall continue without abatement or reduction. The completion of the repair of all such damage is subject to reasonable delays resulting from causes beyond the reasonable control of the party obligated to make such repairs. Lessor shall not be obligated to repair any damage to the Demised Premises or the building that is not covered by insurance.

          13. ENTIRE AGREEMENT. It is expressly agreed by Lessee, as a material consideration of this lease, that there are, and were, no verbal representations, understanding, stipulations, agreements or promises pertaining hereto not incorporated in writing herein, or in all other agreements referred to herein, and it is likewise agreed that this lease shall not be altered, waived, amended or extended other than as provided herein or in a writing signed by the parties to this lease or their authorized agents.

          14. TRANSFER OF LESSOR'S RIGHTS. Lessor shall have the right to transfer and assign, in whole or in part, all of its rights and obligations hereunder and in the building. Upon any such transfer or assignment, the term "Lessor" shall be deemed to refer only to the transferee or assignee of Lessor's interest hereunder, and Lessor shall thereafter be released from all liability and obligation hereunder accruing after the date of assignment.

          15. DEFAULT CLAUSE. In the event: (a) Lessee fails to make any payment required to be made by Lessee to Lessor pursuant to this lease within five (5) days of written notice from Lessor that the same is due and payable; (b) Lessee fails (other than a failure covered by (a) above) to comply with any term, provision, condition, or covenant of this lease or any of the rules now or thereafter established for the government of the building and such failure continues for a period of fifteen (15) days after written notice thereof; (c) Lessee deserts, abandons or vacates the Demised Premises; (d) any petition is filed by or against Lessee under any section or chapter of any bankruptcy act or under any similar law or statute of the United States or its subdivisions; (e) Lessee becomes insolvent or makes a transfer in fraud of creditors; (f) Lessee makes an assignment for the benefit of creditors; or (g) a receiver is appointed for Lessee or any of the assets of Lessee, then, in any of such events, Lessor shall have the option to do any one or more


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                                      - 9 -

of the following without any notice or demand, in addition to and not in limitation of any other remedy available to Lessor at law, in equity or under this lease:

                    (1) Terminate this lease, in which event Lessee shall immediately surrender the Demised Premises to Lessor, and if Lessee shall fail to do so, Lessor may, without notice and without prejudice to any other remedy Lessor may have for possession or arrearages in rent, enter upon and take possession of the Demised Premises and expel or remove Lessee and its effects without being liable to prosecution or any claim for damages therefor; and Lessee agrees to indemnify Lessor for all loss, damage, and expense, which Lessor m a y suffer by reason of such termination, whether through inability to relet the Demised Premises on satisfactory terms, or through decrease in rent, or otherwise; and/or

                    (2) Intentionally Omitted.

                    (3) Enter upon and take possession of the Demised Premises as the agent of Lessee, without being liable to prosecution or any claim for damages therefor, and Lessor may relet the Demised Premises as the agent of the Lessee and receive the rent therefor; and in such event, Lessee shall pay Lessor the reasonable cost for renovating, repairing and altering the Demised Premises for a new tenant or tenants and any deficiency that may arise by reason of such reletting on demand at the address of Lessor specified herein or hereunder; provided, however, that the failure or refusal of Lessor to relet the Demised Premises shall not release or affect Lessee's liability for rent or for damages and such rent and damages shall be paid by Lessee on the dates specified herein; and/or

                    (4) Lessor may, as agent for Lessee, do whatever Lessee is obligated to do by the provisions of this lease and may enter the Demised Premises with reasonable notice, without being liable to prosecution or any claim for damages therefor, in order to accomplish this purpose. Lessee agrees to reimburse Lessor immediately upon demand for any expenses which Lessor may incur in thus effecting compliance with this Lease on behalf of Lessee, and Lessee further agrees that Lessor shall not be liable for any damages resulting to Lessee from such action, whether caused by the negligence of Lessor or otherwise.

          Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies available at law or in equity. In the event Lessee, or Lessee's subsidiary or affiliate, shall have other leases for other premises in the building, any default by Lessee under such other leases shall be deemed to be a default herein and Lessor shall be entitled to enforce all rights and remedies as provided for a default herein.

          16. BINDING EFFECT. This lease shall inure to the benefit of, and be binding upon, the heirs, executors, administrators, successors and assigns of Lessor; and, subject to Section 6 hereof, the heirs, executors, administrators, successors and assigns of Lessee.

          17. NO WAIVER OR SURRENDER. No act or thing done by Lessor or its agents during the term hereof shall be deemed an acceptance of a surrender of the Demised Premises, and no agreement to

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accept a surrender of the Demised Premises shall be valid unless made in writing and signed by Lessor. The mention in this lease of any particular remedy shall not preclude Lessor from any other remedy Lessor might have, either at law or in equity, nor shall the waiver of or redress for any violation of any covenant or condition contained in this lease or any of the rules and regulations attached hereto, or hereafter adopted by Lessor, prevent a subsequent act from having all the force and effect of an original violation. The receipt by Lessor of rent with knowledge of the breach of any covenant contained in this lease shall not be deemed a waiver of such breach. The failure of Lessor to enforce any of the rules of the building attached hereto, or hereafter adopted, against Lessee and/or any other tenant in the building shall not be deemed a waiver thereof. Failure of Lessor to declare any default immediately upon occurrence thereof, or delay in taking any action in connection therewith, shall not waive such default, but Lessor shall have the right to declare any such default at any time and take such action as might be lawful or authorized hereunder, at law or in equity. No waiver shall be effective unless in writing and signed by Lessor.

          18. QUIET POSSESSION. Lessor hereby covenants that Lessee, Upon paying rent as herein reserved, and performing all covenants and agreements herein contained on the part of Lessee to be paid or performed, shall and may peacefully and quietly have, hold and enjoy the Demised Premises.

          19. IMPROVEMENTS. Except as specifically set forth in Exhibit D hereto, Lessor shall have no obligation to provide any improvements to the Demised Premises or the building. By moving into the Demised Premises or taking possession thereof, Lessee accepts the Demised Premises as suitable for the purposes of which the same are leased and accepts the building and each and every appurtenance thereof, and Lessee by said acts waives any and all defects therein, except for latent defects.

          20. POSSESSION. Except as provided in Exhibit D hereto, if for any reason the Demised Premises shall not be ready for occupancy by Lessee at the time set forth in Section 1(d) for commencement of this Lease, this Lease shall not be affected hereby, nor shall Lessee have any claim against Lessor by reason thereof, but no rent shall be payable for the period during which the Demised Premise shall not be ready for occupancy. Notwithstanding the foregoing, if delivery of possession of the Demised Premises shall be delayed beyond the date specified for the commencement of the Lease Term, it is understood and agreed that the commencement of the Lease Term shall be extended to the date that the Demised Premises are tendered to the Lessee in which event the termination date of the Lease Term shall be correspondingly extended.

          21. SIGNS. Lessee will not place or suffer to be placed or maintained on any exterior door, wall or window of the Demised Premises any sign, awning or canopy, or advertising matter or other thing of any kind, and will not place or maintain any decoration, lettering or advertising matter on the glass of any window or door of the Demised Premises without first obtaining Lessor's prior written approval and consent, which shall not be unreasonably withheld, in each instance. Lessee further agrees to maintain any such sign, awning, canopy, decoration, lettering or advertising matter or other thing as may be approved in good condition at all times.

          22. SUBORDINATION. Lessee hereby subordinates this Lease and all rights of Lessee hereunder to any ground lease, mortgage or mortgages, vendor's lien, or similar instruments which now are or which may from time to time hereafter be placed upon the Demised Premises or the property containing the same; and such ground lease, mortgage or mortgage liens or other instruments shall be superior to and prior to this Lease. Lessee further covenants and agrees that if the Landlord under any ground lease or any mortgagee or other person or entity acquires the Demised Premises through default under the ground lease, foreclosure, or by deed in lieu of foreclosure (any such Landlord, mortgagee or other lien holder or purchaser at the foreclosure sale being each hereinafter referred to as the "Purchaser at foreclosure") , Lessee shall thereafter, but only at the option of the Purchaser at Foreclosure, as evidenced by the written notice of its election given to Lessee within a reasonable time thereafter, remain bound by novation or otherwise to the same effect as if a new and identical lease between the Purchaser at Foreclosure, as Lessor, and Lessee, as tenant, had been entered into for the remainder of the Lease Term. Lessee agrees to execute any instrument or instruments which Lessor or any mortgagee or other secured party may deem necessary or desirable further to effect the subordination of this lease to each such ground lease, mortgage, lien or other instrument, or to confirm any election to continue the lease in effect in the event of foreclosure or default, as above provided.

          23. SEVERABILITY CLAUSE. If any clause or provision of this Lease is illegal, invalid, or unenforceable under any present or future law, then and in that event, it is the intention of the parties hereto that the remainder of this lease shall not be affected thereby, and it is also the intention of the parties to this lease that in lieu of each clause or provision that is illegal, invalid or unenforceable, there be added as a part of this lease a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be legal, valid and enforceable. The caption of each paragraph hereof is added as a matter of convenience only and shall be considered to be of no effect in the construction of any provision or provisions of this Lease.

          24. SECURITY DEPOSIT. Intentionally Omitted.

          25. LESSEE'S INSURANCE. Lessee, in order to enable it to meet its obligations to insure against the liabilities specified in this Lease, shall at all times during the Lease Term, at its own expense, for the protection of Lessee, Lessor, Lessor's mortgagee and Lessor's management agent, as their interests may appear, carry one or more policies of general public liability and property damage insurance, issued by one or more insurance companies acceptable to Lessor, with the following minimum coverages:

          (a) Worker's Compensation Minimum Statutory Amount

Comprehensive General                        Not Less than $1,000,000
Liability Insurance,                         combined single limit for both
including blanket                            bodily injury and property
contractual liability,                       damage.
broad form property
damage, personal injury,
completed operations,
products liability and fire
damage.

          (b) Fire and extended coverage, vandalism and malicious mischief, and sprinkler leakage insurance for the full cost of replacement of Lessee's property and fixtures located in the Demised Premises.

          Such insurance policy or policies shall name Lessor, Lessor's mortgagee and Lessor's management agent as additional insureds and shall provide that such insurance may not be cancelled on less than ten (10) days prior written notice to Lessor. Lessee shall furnish Lessor with a copy of all certificates evidencing such insurance. Should Lessee fail to carry such insurance and/or furnish Lessor with a copy of all such certificates after a request to do so, Lessor shall have the right to obtain such insurance and collect the cost thereof from Lessee upon demand. Neither the minimum insurance coverages required herein, nor the types of insurance coverages required hereby shall be interpreted or construed as any limitation on Lessee's liability under this Lease.

          26. LESSOR'S INSURANCE. Lessor shall be responsible for insuring and, unless Lessor elects to self insure, Lessor shall at all times during the term of this Lease carry a policy of insurance which insures the building, including the Demised Premises, against loss or damage by fire or other casualty (namely, the perils against which insurance is afforded by a standard fire insurance policy and extended coverage endorsement); provided, however, that Lessor shall not be responsible for, and shall not be obligated to insure against, any loss of or damage to any trade fixtures or other personal property located anywhere in or on the building or the Demised Premises, nor shall Lessor be responsible for, or obligated to insure against, any loss of or damage to any improvements installed in the Demised Premises by, for or at the instance of Lessee. Lessor may, at its option, self insure the building and the Demised Premises to the extent herein required, in which case Lessor's liability shall be limited to such items as would be covered by the above described insurance had Lessor not elected to self insure.

          27. WAIVER OF SUBROGATION. Lessor and Lessee hereby release each other and each other's employees, agents, customers, contractors and invitees from any and all liability for any loss, damage or injury to person or property occurring in, on, about or to the Demised Premises, the building, improvements to the building or personal property within the building by reason of fire or other casualties which are required by this Lease to be insured against, regardless of cause, including the negligence of Lessor or Lessee and their employees, agents, customers, contractors and invitees. Each party to this Lease shall obtain from its respective insurance company a consent to this mutual waiver of subrogation/release, so as to prevent the invalidation of insurance coverage by reason of this mutual waiver of subrogation/release, and shall provide the other party a copy of any such consent.

          28. RELOCATION OF LESSEE. Lessor reserves the right at its option, which shall not be exercised more than one (1) time during the original Lease Term, and upon giving not less than ninety (90) days written notice in advance to Lessee, to remove Lessee from the Demised Premises and to transfer Lessee to space of substantially equal size and equivalent rental in the building Lessor shall bear all expense of such relocation of Lessee's furniture, fixtures and equipment as well as the expense of any renovations or alterations necessary to make the new space conform in arrangements and layout with the premises covered by this Lease. In addition, Lessor shall bear the expense of reprinting stationery, printing and marketing materials.

          29. NOTICES. Any notice required or permitted to be given hereunder by one party to the other shall be deemed to be given when deposited in the United States Mail with sufficient postage prepaid, addressed to the respective party to whom notice is intended to be given, if to Lessee, at the Demised Premises, and if to Lessor at Belvedere Corporation, Managing Agent, 500 Carew Tower, 441 Vine Street, Cincinnati, Ohio 45202.

          30. BROKERS. Lessee represents and warrants to Lessor that neither it nor its officers or agents nor anyone acting on its behalf has dealt with any real estate broker in the negotiation or making of this lease, except CB Commercial Real Estate Group, and Lessee agrees to indemnify and hold Lessor harmless from the claim or claims of any other broker or brokers claiming to have interested Lessee in the Building or Demised Premises or claiming to have caused Lessee to enter into this Lease.

          31. MOVING. Unless otherwise requested by Lessee and approved by Lessor, all moving in or out of the Demised Premises must be done Monday through Friday after 5:00 p.m. or anytime on Saturday and shall be scheduled with Lessor in advance. The Lessee is responsible for any damage caused by Lessee, its employees, agents or representatives during such move.

          32. ESTOPPEL CERTIFICATES. Lessee shall, within ten (10) business days after the request of Lessor, execute and deliver to Lessor a written statement certifying that this Lease is unmodified and is in full force and effect, the then existing Basic Rental and the dates to which the Basic Rental, additional rent and other charges have been paid, that all improvements to be made by Lessor have been satisfactorily completed, stating whether or not the Lessor is in default of its obligations hereof and containing such other information as Lessor may reasonably specify.

          33. LESSOR'S LIABILITY. Lessee agrees that it will not seek or enforce a personal judgment or any deficiency judgment against Lessor, or any of the agents, employees, officers, directors, shareholders or partners of Lessor, for any default by Lessor in the performance or observance of any of the terms or conditions of this lease, but Lessee shall look solely to Lessor's interest in the land and building containing the Demised Premises and the rents, issues and profits thereof for satisfaction of any judgment or claim against Lessor.

         34. RIGHT OF FIRST REFUSAL. If, during the initial term of this Lease or any renewal term thereof, Lessor wishes to Lease all or a part of the 5th, 6th or 7th floors to a third party, then Lessor shall notify Lessee in writing, delivered to the Leased Premises of its intent to so lease such space, and the exact space to be leased. Thereafter Lessee shall be entitled to a period of fifteen (15) days following receipt of such notice to elect to lease such space upon the same terms and conditions as set forth in this Lease. In the event Lessee fails to give Lessor written notice of its exercise of its right of first refusal, Lessee agrees that the right of first refusal provided herein shall not apply to the said space. This Right of First Refusal shall apply to existing leases by contiguous tenants at their lease end, but shall exclude however, existing tenants whose leases contain renewal options, until said renewal option periods have been completed. All leases for space contiguous to Lessee contain relocation clauses. In the event Lessee exercises its first refusal rights, Lessor shall have sixty (60) days in which to relocate the existing tenant. Lessor shall, at no cost to Lessee, renovate the expansion area for Lessee in the same manner as that which exists in the Demised Premises as covered in this base lease within a period of sixty (60) days after Lessee has relocated the existing tenant. Lessee's right of refusal contained in this paragraph may be exercised so long as Lessee's remaining term of the lease is extended at the time of exercise to a full five (5) year term.

          35. EXPANSION OPTION. Provided Lessee is not in default under the terms of this Lease, Lessee shall have the right to expand into all or a portion of Floors 5, 6, and 7 provided Lessee gives Lessor six (6) months prior written notice of its election to exercise such option. Lessee's expansion option herein shall be exercisable so long as Lessee's remaining term of the lease is extended at the time of said exercise of this option to a full five (5) year term. Should Lessee exercise its right to take additional space, rents for the expansion space shall commence at the rate per square foot in effect at the time of taking per the Lease Agreement and shall step in accordance with the same. Lessor shall, at no cost to Lessee, relocate the existing tenant and renovate the expansion area in the same manner as that which exists in the original Demised Premises.

          36. MOVING ALLOWANCE. Lessor shall pay to Lessee, no less than five
(5) days prior to the date of occupancy of the Demised Premises by Lessee, the sum of Two Dollars ($2.00) per rentable square foot as a moving allowance.

          37. RENEWAL OPTION. Lessee, at its option, which may not be exercised more than two (2) time(s) during the term hereof, may extend the Lease for two
(2) additional period(s) of five (5) years. All the terms and conditions contained in this Lease shall apply during the extension of the term, provided, however, that the Annual Basic Rent for each one year period during such extended term (commencing on any anniversary of the commencement date of this Lease) shall increase by Fifty Cents ($0.50) per square foot per year over the previous year's rate cumulative throughout the renewal periods.

          Lessee may exercise its right to extend the term hereof by serving written notice of such extension upon Landlord at least six (6) months prior to the expiration of the original term of this Lease; provided, however, that if, at the date upon which Lessee exercises its option to extend the term, or at the date in between, Lessee is in default in the performance of any or all of the covenants, terms or provisions of this Lease, the right of Lessee to extend the terms as set forth herein and any attempt by Lessee to extend the terms of the Lease shall be null and void.

          38. PARKING. On the commencement date of the Lease Term, Lessor shall make available for lease by Lessee a number of parking spaces not to exceed one space for each 1,000 square feet of area included in Demised Premises, such parking spaces to be located in the Tower Place Garage. The monthly parking rate for each space shall be at the rates as set forth by the operator of the Tower Place Garage. So long as the owners of Tower Place Garage maintain and operate this facility as a parking garage, Lessee hereby acknowledges that the use of any such parking spaces that Lessee may elect to lease shall be governed by the rules of the parking garage, and Lessee shall, and hereby does, indemnify and hold harmless Lessor from and against any and all liability of any nature whatsoever arising out of, relating to, or incurred in connection with the use of said Garage or the violation of said rules by Lessee. In the event of the closing of said Tower Place Garage by its owners because of condemnation by a government entity or development of the property by its owners as a facility other than a garage, Lessor shall not be required to provide said parking spaces to Lessee.

          39. STORAGE. Lessor shall provide up to 600 square feet of storage space to Lessee for its archival storage on a month-to-month basis at a cost of $4.00 per square foot per year. Said space shall be in an area of the Building to be chosen by Lessor, shall be locked at all times and shall have limited access to the same by Lessor and Lessee only.

          40. SPACE PLANNING. Lessor shall provide, at no cost to Lessee, space planning services by Lessor's designated space planner, which services shall include the preparation of the original plan and up to four (4) revisions of the plan thereafter. Said four (4) revision limitation shall be exclusive of any revisions made at the request of Lessor or made in order to accommodate Fire Codes.

          41. BALCONY/SIXTH FLOOR ROOF. Lessor shall, within sixty (60) days after occupancy of the Demised Premises by Lessee and with weather permitting, prepare and make available for use by Lessee, a portion of the Sixth Floor Roof, herein referred to as "Patio Area", said Patio Area not to exceed 800 square feet. Lessee hereby agrees to indemnify and hold harmless Carew Realty and all of its affiliates, shareholders, directors, officers and employees from any and all claims, causes of action, damage to persons or to property, or liability arising from Lessee's use, or its employees, agents, and invitees use of this Sixth Floor Roof Patio Area.

          Lessee agrees to maintain said Patio Area in a clean and orderly manner and hereby agrees that its use of the same shall not interfere with or cause a disturbance to Lessor's other tenants, and that all Rules and Regulations as set forth in Exhibit E hereto shall apply.

          In addition to the above, Lessor's use of the Patio Area shall be restricted to those areas designated as the Patio Area on the Sixth Floor Roof and Lessee, its employees, and invitees shall refrain from using any other portion of the Sixth Floor Roof which use might result in the damage of the roof surface which would nullify Lessor's roofing surface guarantees and warranties. Lessee agrees to make prompt repair for any damages caused by it's use of those areas of the roof not designated Patio Area and Lessor, its successors and assigns shall not be liable for any equipment or property left unattended by Lessee on the Patio Area.

          42. RECEPTION AREA. Lessee reserves the right, should the reception area space plan be unacceptable, to choose to lease the entire seventh floor and the majority of the sixth floor.

          IN WITNESS WHEREOF, the parties hereto have caused this Lease to be executed as of the date and year first set forth above.

LESSEE:                                         LESSOR:

KENDLE RESEARCH ASSOCIATES                      CAREW REALTY, INC.

                                                By:      Belvedere Corporation

Signed and Acknowledged in                      Signed and Acknowledged in
the Presence of:                                the Presence of:

STATE OF OHIO                       )
                                    )  ss.
COUNTY OF HAMILTON                  )

        Before me, Patricia A. Leurance, a Notary Public on this day personally appeared John M. Hensler, known to me to be the person whose name is subscribed in the foregoing instrument, and acknowledged to me that he/she executed the same for the purposes and consideration therein expressed.

         Given under my hand and official seal this       10th         day
                                                    -------------------
of   December                 , 1990.
   ----------------------------------


                                                                   Notary Public

STATE OF OHIO                       )
                                    )  ss.
COUNTY OF HAMILTON                  )

         Before me, Patricia A. Leurance, a Notary Public on this day personally appeared Christopher Bergen, known to me to be the person whose name is subscribed in the foregoing instrument, and acknowledged to me that he/she executed the same for the purposes and consideration therein expressed.

         Given under my hand and official seal this 9th day
                                                    ---
of December, 1990.
   --------  ----


                                Notary Public

                                 Exhibit "A"

                                  FLOOR PLAN

                                 Exhibit "B"

          The useable square footage as determined by using the standard BOMA method of computation plus a common area load factor of 1.09%

                                 Exhibit "C"

                         DECLARATION OF COMMENCEMENT

          This Declaration of Commencement is an amendment to the Lease Agreement made and entered into as of the ____ day of _______________ 19____, (the "Lease") between CAREW REALTY, INC., ("Lessor") and KENDLE RESEARCH ASSOCIATES, the ("Lessee").

          Lessor and Lessee hereby agree to amend, modify and supplement the Lease as follows:

          1. Except for those items show on the attached "punchlist", which Lessor will remedy within _____ days hereof, Lessor has fully completed all construction work, if any, required to be performed by Lessor pursuant to the Lease.

          2. The Demised Premises are tenantable, Lessor has no further obligation for construction (except as specified in paragraph 1, above), and Lessee acknowledges that both the building and the Demised Premises are satisfactory in all respects and Lessee hereby unconditionally accepts the same for the purposes set forth in the Lease.

          3. The commencement date of the Lease is hereby agreed to be ____ day of _____________________, 19____.

          4. The expiration date of the Lease is hereby agreed to be ____ day of _____________________, 19____.

          5. The total number of square feet of Rentable Area included in the Demised Premises is hereby stipulated to be ________________________.

          6. Lessee's Share is hereby stipulated to be _____________________%.

          7. Capitalized terms used herein within definition shall have the meanings ascribed thereto in the Lease.

          8. Except as specifically set forth herein, the terms and conditions of the Lease shall remain unchanged and in full force and effect and are hereby ratified and confirmed by Lessor and Lessee.

          IN WITNESS WHEREOF, the parties hereto nave caused this Declaration of Commencement to be executed as of this _______ day of ____________________, 19____.

LESSEE:                                  LESSOR:

KENDLE RESEARCH ASSOCIATES               CAREW REALTY, INC.

                                         By:      Belvedere Corporation

By:                                      By:

Its:                                     Its:

                                 Exhibit "D"

                                 IMPROVEMENTS

          Lessor shall at no cost to Lessee, build out the Demised Premises on a "turnkey basis", using the Tenant Finish Allowances ("Building Standard") including, but not limited to: partitions, doors, ceiling, electrical outlets, lights and light switches, HVAC system, wall and floor coverings. In addition, Lessor shall install two building standard floor to ceiling double entry doors of wood and one building standard single glass door floor to ceiling inside the space, all of which shall conform with Fire Code regulations unless a waiver is granted upon appeal to the Fire Department. The renovations shall be performed in conformance with construction plans developed from a "Space Plan" approved by both Lessee and Lessor.

          The following above standard finishes shall be supplied without cost to Lessee:

1. Thirty-Six (36) ounce Building Standard carpet and Building Standard vinyl wallcovering in the conference room, the reception area, and up to six (6) executive offices.

2. Installation of a private stairway between the 6th and 7th floors for the exclusive use of Lessee, said stairway to meet all applicable building codes and fire codes.

3. Installation of a partition around equipment on the 6th floor roof-top area.

4. Installation of a door leading to the patio-area of the sixth floor prior to occupancy. (Lessee hereby agrees not to use nor allow its employees to use said patio area until such time as Lessor installs protective flooring over its roof surface and completes its renovations as set forth herein and in Paragraph 40).

          Lessor agrees to substantially complete all improvements in the Premises in a good and workmanlike manner (subject to Punchlist items) by the commencement date, including the conference area, elevator lobby and common hallways on the sixth and seventh floors. Lessor shall provide as a part of Lessee's standard build out, if Lessee so decides in building standard:

          1.        Ceiling to floor double glass doors;

          2.        Glass wall in reception area; and

          3.        Built-in wood reception desk; all in conformance with Fire
                    Codes.

                                 Exhibit "E"

                            RULES AND REGULATIONS

          1. Tenant shall not permit or conduct any fire, bankruptcy, auction or "going out of business" sale in the Demised Premises.

          2. Directories will be placed by Lessor, at its own expense, in conspicuous places in the building. No other directories shall be permitted in common areas of the building, or which can be seen from outside or from common areas of the building, unless previously consented to by Lessor in writing, which consent shall not be unreasonably withheld or delayed.

          3. Tenant will refer all contractors, contractor's representatives and installation technicians, rendering service to Tenant, to Lessor for Lessor's supervision, approval (which approval will not be unreasonably withheld or delayed), and control before performance of any contractual service. This provision shall apply to all work performed which relates in any way, to the building systems.

          4. Canvassing and soliciting are prohibited.

          5. No awnings or other projections shall be attached to the exterior surface of the walls enclosing tenant's space. No screens shall be attached to or hung in, or used in connection with, any window or door of Tenant's space without the prior written approval (which approval will not be unreasonably withheld or delayed) of Lessor as to quality, type, design, color and manner of attaching the same. Tenant shall not erect, install or maintain any sign, decoration, lettering, advertising or other graphics matter on or in the building which is visible from outside the Demised Premises without first obtaining Lessor's written approval thereof, which approval shall not be withheld unreasonably.

          6. Tenant shall maintain any such sign, decoration, lettering, advertising matter or other graphics, as may be reasonably approved by Lessor, in good condition at all times. Lessor may permit signs on doors or directory tablets, and such signs or tablets shall be inscribed, painted, or affixed for Tenant by Lessor at the expense of Tenant, and shall be of a size, color and style reasonably acceptable to Lessor. The style of listings for Tenant on the directory tablets shall be at the reasonable discretion of Lessor.

          7. No Tenant shall mark, paint, drill into or in any way deface any part of the Demised Premises or the building and no boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Lessor, which shall not be unreasonably withheld, and as Lessor may reasonably direct.

          8. Tenant shall not place, install or operate in the Demised Premises or in any part of the building, any engine or machinery, or maintain, use or keep any flammable, explosive, or hazardous material without consent of Lessor, which shall not be unreasonably withheld

          9. Lessor will not be responsible for lost or stolen personal property, equipment, money, or jewelry from Tenant's area or public areas regardless of whether such loss occurs when area is locked against entry or not, unless caused by or arising out of Lessor's negligence or willful misconduct.

          10. Lessor will not permit entrance to Tenant's offices by use of pass keys controlled by Lessor to any person, at any time, without written permission of Tenant, except employees, contractors, or service personnel directly supervised by Lessor, or agents of Lessor.

          11. The Lessor desires to maintain the highest standards of environmental comfort and convenience for the tenants. It will be appreciated if any undesirable conditions or lack of courtesy or attention are reported directly to management.

          12. The entries, passages, doors, elevators, closets, hallways or stairways shall not be blocked or obstructed, and no sweepings, rubbish, rags, litter, trash, or material of any nature shall be placed, emptied or thrown into these areas; and such areas shall not be used at any time, except for egress or ingress by Tenant, Tenant's agents, employees, or invitees to or from the Demised Premises.

          13. The water and wash closets and other plumbing fixtures in the building shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags or other substance shall be thrown therein. All damage resulting from any misuse of such fixtures shall be borne by Tenant who, or whose servants, employees, agents, guests or licensees, shall have caused the same.

          14. Tenant shall not do, or permit anything to be done in or about the building, or bring or keep anything therein, that will in any way increase the rate of fire or other insurance on the building, or on property kept therein, or obstruct tenants, or do anything in conflict with the valid pertinent laws, rules or regulations of any governmental authority.

          15. Lessor shall have the right to determine and prescribe the right and proper position of any unusually heavy equipment including safes, large files, etc. that are to be placed in the building, and only those which in the opinion of Lessor will not, with reasonable probability, do damage to the floors, structure and/or freight elevator, may be moved into said building. Any damage occasioned with the moving or installing of such aforementioned articles in said building or the existence of same in said building shall be paid for by Tenant, unless otherwise covered by insurance.

          16. The work of the janitor or cleaning personnel shall not be hindered by Tenant after 5:30 P.M. and such work may be done at any time when the offices are vacant. The windows, doors and fixtures may be cleaned at any time, with notice to the Tenant. Tenant shall provide adequate waste and rubbish receptacles, cabinets, bookcases, map cases, etc., necessary to prevent unreasonable hardship to Lessor in discharging its obligation regarding cleaning service.

          17. Lessor shall have the right to prohibit the use of the name of the building or any other publicity by the Tenant, which in Lessor's reasonable opinion, tends to impair the reputation of the building or its desirability for the executive offices of Lessor or of other tenants; and, upon written notice from Lessor, Tenant will refrain or discontinue such publicity.

          18. Unless Tenant is specifically permitted by Lease to operate a restaurant, no cooking shall be done or permitted by the Tenant on the Demised Premises without the prior written consent of the Lessor. Normal office cooking equipment, i.e. coffee pot, microwave shall be permitted. Under no circumstances shall Tenant cause or permit any unusual or objectionable noise or odor to be produced upon or emitted from the Demised Premises. Lessee may, however, have normal office appliances such as coffee maker and microwave oven in the Demised Premises.

          19. Tenant, when closing the Demised Premises, shall see that all windows and exit doors from Tenant's Demised Premises are closed and locked. Tenant will furnish Lessor with "after-hours" emergency telephone numbers for the sole use of the Lessor at its discretion.

          20. Tenant agrees that it shall not willfully do or omit to do any act or thing which shall discriminate or segregate upon the basis of race, color, sex, creed or national origin in the use and occupancy of the Demised Premises.

          21. The Leased Premises shall not be used for lodging, sleeping, or for any immoral or illegal purpose or for any purpose that will damage the premises or the reputation thereof, or for any purpose other than specified in the Lease covering the premises.

          22. Lessor reserves the right to waive any rule in any particular instance or as to any particular person or occurrence, provided Lessor does so in a uniform and nondiscriminatory manner, and further, Lessor reserves the right to amend or rescind any of these rules or make, amend or rescind new rules to the extent Lessor in its reasonable judgment, deems suitable for the safety, care and cleanliness of the building and the conduct of high standards of use and operation thereof, provided Lessor enforces such new rules and amends or rescinds rules in a uniform and nondiscriminatory manner. Tenant agrees to conform to such new or amended rules upon written notice of the same, or by the date stated in the notice.

          23. Whenever any notice, approval, consent, request or election is given or made pursuant to these Rules and Regulations, it shall be in writing. No consent, waiver, express or implied, by Lessor or Tenant to or any breach of any Rules or Regulations shall be construed as a consent or waiver of any other breach of the same or any other rule or duty. Whenever any approval or consent by Lessor or Tenant is expressly required by these Rules and Regulations, the approval or consent shall not be withheld unreasonably.

          24. Movement in or out of the building of furniture or office equipment, or dispatch or receipt by Tenant of any merchandise or materials which require use of elevators or stairways, or movement through building entrances or lobby shall be restricted to hours reasonably designated by Lessor. All such movement shall be under supervision of Lessor and in the manner agreed between Tenant and Lessor by prearrangement before performance. Such prearrangement initiated by Tenant will include determination by Lessor and is subject to its decision and control, as to time, method, and routine of movement and as to limitations imposed for safety or other concerns which may prohibit any articles, equipment or any other item from being brought into the building. Tenant is to assume all risk as to damage to articles moved and injury to persons or public engaged or not engaged in such movement, including equipment, property, and personnel of Lessor if damaged or injured as a result of acts in connection with carrying out this service for Tenant, from time of entering property to completion of work; and Lessor shall not be liable for acts of any person engaged in, or any damage or loss to any said property or persons resulting from any act in connection with such service performed by Tenant, unless arising out of Lessor's negligence or willful misconduct.

                                 Exhibit "F"

                      JANITORIAL CLEANING WORK SCHEDULE

GENERAL OFFICE AREAS

    A.        NIGHTLY

            1.       Dust all desks, furniture, files cabinets, etc.
            2. Dust ledges, picture frames, partition tops and other horizontal surfaces.
            3.       Empty and damp wipe ashtrays.
            4.       Empty waste cans and replace liners if required.
            5.       Vacuum carpets and replace chairs under desks.
            6.       Spot clean carpets by bonnet cleaning.
            7.       Dust mop and spot damp mop tile floors.
            8.       Remove  fingerprints  from doors,  frames,  walls, etc.
            9.       Spot clean partition glass.
            10.      Remove trash to freight elevator, transporting in brutes.

   B.       WEEKLY

            1.       Clean telephones with separate cloth.
            2.       Spray buff tile floors.
            3.       Dust window sills, door frame tops, mullions, etc.

   C.       MONTHLY

            1.       Use furniture polish on wooden surfaces.
            2.       Dust vertical surfaces of all furniture.
            3.       Polish metal surfaces with "Twinkle".
            4.       Vacuum or brush upholstery.
            5.       Feather dust Venetian blinds.

RESTROOMS AND LOUNGES

   A.       NIGHTLY

            1.       Clean wash basins, dispenser and chrome fittings.
            2.       Clean mirrors and frames.
            3.       Wet mop floors, using disinfectant.
            4.       Sanitize toilets, toilet seats and urinals.
            5.       Dust ledges and partitions, spot wash.
            6.       Report any fixture not working properly.
            7.       Restock dispensers.

   B.       WEEKLY

            1.       spray buff tile floors where applicable.
            2.       Spot wash partitions, walls and doors.

   C.       BI-MONTHLY

            1. Recoat resilient tile floors, rinse to neutralize, apply one (1) coat of sealer and two C2) coats of wax.

MAIN LOBBY, ELEVATOR LOBBIES AND ENTRANCE WAYS

   A.       NIGHTLY

            1.       Clean glass doors and metal frames, inside and out.
            2.       Clean all horizontal surfaces including mullions.

            3.       Polish all metalwork.

            4. Dust mop hard surface floors and spot damp mop using clean cold water.
            5.       Empty sand urns and wipe sides.

            6.       Vacuum carpets and spot clean.
            7.       Sweep sidewalks outside of entrance.
            8.       Spray buff hard surface floors.

   B.       MONTHLY

            1.       Recoat floors.

CAFETERIA

   A.       NIGHTLY

            1.       Dust all horizontal surfaces.
            2.       Damp wipe tables and chairs.
            3.       Clean trash receptacles.
            4.       Dust mop and damp mop floors.

            5.       Empty trash.

   B.       WEEKLY

            1.       Spray buff tile floor.

   C.       AS REQUIRED

            1.       Strip floor and rewax.

                                 EXHIBIT "G"

                         CAREW TOWER OFFICE BUILDING

                       HVAC PERFORMANCE SPECIFICATIONS

          The heating and air conditioning system shall accommodate a comfort range of a minimum temperature of 68 degrees and a maximum temperature of 74 degrees.

          The System is a two pipe system which cools and heats on a seasonal schedule. The exterior offices are heated and cooled by individual perimeter units. The interior offices are heated and cooled via ducting controlled from the building's fan rooms which control three floors on each zone.

NOTE: The HVAC system may vary with individual tenants whose HVAC systems have been individualized by the installation of separate units as provided under their construction drawings.

KENDLE VARIANCE:    Lessor shall install an individual temperature
                    control to include a humidifier control in the drug storage room.

          In addition, Lessor shall install individual temperature controls in the computer room, in the conference rooms, and in two executive offices on the seventh floor.

473133.1

                           AMENDMENT NO. ONE TO LEASE
                           --------------------------

         This Amendment One to Lease (the "Amendment"), made effective this 19th day of December, 1991, is by and between Carew Realty, Inc. ("Lessor"), a Delaware corporation, whose address is c/o Belvedere Corporation, 500 Carew Tower, 441 Vine Street, Cincinnati, Ohio 45202, and Kendle Research Associates ("Lessee"), whose address is 105 West Fourth Street, Cincinnati, Ohio 45202.

                              W I T N E S S E T H:

         WHEREAS, effective as of December 9, 1991, Lessor and Lessee entered into a Lease (the "Lease") with respect to approximately 19,000 rentable square feet of space on the 6th and 7th floors of the Carew Tower Building (the "Building") located at 441 Walnut Street, Cincinnati, Ohio.

         WHEREAS, the premises leased by Lessee in the Building (the "Demised Premises") encompasses approximately 20,000 useable square feet:

         WHEREAS, the Lessor and Lessee desire to make certain amendments in and to the Lease, and specifically Exhibit D.

         NOW, THEREFORE, effective December 19, 1991, Lessor and Lessee hereby agree and acknowledge to delete the last Paragraph of Exhibit D in its entirety (see attached) and add the following:

1. Lessee is obligated to sign off on space plans for the Demised Premises no later than December 31, 1991.

2. Lessee shall approve and sign off on all construction drawings and the room finish schedule no later than January 10, 1992.

3. Provided Lessee complies with Paragraphs 1 and 2 hereof, Lessor hereby agrees to have the Demised Premises ready for occupancy by Lessee (exclusive of punchlist items as set forth in Exhibit C of the Lease) by April 1, 1992.

4. Lessor shall pay an additional One Dollar ($1.00) per square foot to Lessee as a penalty to change the occupancy date from March 1, 1992 to April 1, 1992.

5. Provided Lessee does not delay the construction for any reason, if the Demised Premises are not ready for occupancy by April 1, 1992 Lessor shall, for each day beyond April 1, 1992, reimburse Lessee for its rent and holdover penalties if any, which Lessee pays after April 1, 1992 for its space at 105 West Fourth Street, upon presentation to Lessor by Lessee of its rental invoice and cancelled check for said rents and penalties.

         All other terms and conditions of the Lease shall remain in full force and effect.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment on the date set forth below.

WITNESSETH:                                 CAREW REALTY, INC.

                                            By:      Belvedere Corporation,
                                                     Managing Agent

                                                     By: /s/
-------------------------------                         ------------------------
                                                     Its: Vice President
-------------------------------                          -----------------------
                                                     Date: 12/30/91
                                                          ----------------------

WITNESSETH:                                 KENDLE RESEARCH ASSOCIATES

                                            By:  /s/ Christopher Bergen
-------------------------------                ---------------------------------
                                            Its: Exec VP
-------------------------------                 --------------------------------
                                            Date: 12/30/91
                                                 -------------------------------

STATE OF OHIO              )
                           ) SS.
COUNTY OF HAMILTON         )

         BE IT REMEMBERED, that on the ____ day of _______________, 19__, before me a Notary Public in and for said county and state, personally appeared Carew Realty, Inc., the corporation, which executed the following instrument by Joan
M. Hensler, the Vice President of Belvedere Corporation, Managing Agent, who acknowledged that he/she is authorized to sign on behalf of said corporation, and the signing thereof to be its and his/her voluntary act and deed.

         IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my official seal on the day and year aforesaid.


                                            ------------------------------------
                                                   Notary Public

STATE OF OHIO              )
                           ) SS.
COUNTY OF HAMILTON         )

         BE IT REMEMBERED, that on the ____ day of _______________, 19__, before me a Notary Public in and for said county and state, personally appeared Kendle Research Associates, the corporation, which executed the following instrument by _______________, its _______________ who acknowledged that he/she is authorized to sign on behalf of said corporation, and the signing thereof to be its and his/her voluntary act and deed.

         IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my official seal on the day and year aforesaid.



                                        -----------------------------------
                                                 Notary Public

                           AMENDMENT NO. TWO TO LEASE
                           --------------------------

         This Amendment No. Two to Lease (the "Amendment"), made effective this 18th day of March, 1996, is by and between CAREW REALTY, INC. ("Lessor"), a Delaware corporation, whose address is c/o Belvedere Corporation, 500 Carew Tower, 441 Vine Street, Cincinnati, Ohio 45202, and KENDLE RESEARCH ASSOCIATES, ("Lessee"), whose address is Suite 700 Carew Tower, 441 Vine Street, Cincinnati, Ohio 45202.

                              W I T N E S S E T H :

         WHEREAS, effective as of December 9, 1991, Lessor and Lessee entered into a Lease (the "Lease") with respect to approximately 21,694 rentable square feet or space on the 6th and 7th floors of the Carew Tower Building (the "Building") located at 441 Walnut Street, Cincinnati, Ohio.

         WHEREAS, the premises leased by Lessee in the Building (the "Demised Premises") encompasses 21, 694 rentable square feet.

         WHEREAS, the Commencement Date of the Lease was June 1, 1992.

         WHEREAS, the Lessor and Lessee desire to make certain amendments in and to the Lease, as amended on December 30, 1991.

         NOW THEREFORE, effective upon execution of this Amendment No. Two to Lease Lessor and Lessee hereby agree and acknowledge the following:

         1. Lessee shall expand into an additional 6,326 square feet on the sixth floor of the Building (the "Expansion Space") for a total Demised Premises of 27,921 square feet. The Lease for the Expansion Space shall commence on the earlier of: (a) ninety (90) days after Lessor relocates the existing tenants from the sixth floor of the Building or the date Lessee takes occupancy of the Expansion Space.

         2. The Lease shall be extended for an additional five (5) years, commencing on June 1, 1998 and ending on May 31, 2003 (the "Five Year Extension Term"). Commencing on May 1, 1996, the Basic Rental in Paragraph 1 (e) of the Lease Agreement shall be changed to the following for the original lease term and each lease year of the Five Year Extension Term:

         May 1, 1996 to May 31, 1997                 $13.60 per square foot;
         June 1, 1997 to June 1, 1998                $14.00 per square foot;
         June 1, 1998 to May 31, 1999                $14.42 per square foot;
         June 1, 1999 to May 31, 2000                $14.85 per square foot;
         June 1, 2000 to May 31, 2001                $15.30 per square foot;
         June 1, 2001 to May 31, 2002                $15.75 per square foot;
         June 1, 2002 to May 31, 2003                $16.23 per square foot.

         3. Paragraph 4 (c) and Paragraph 4 (d) of the Lease shall be deleted in its entirety.

         4. Lessor shall build out the Expansion Space in accordance with a plan to be mutually approved by Lessor and Lessee using similar construction materials, finishes and systems as the existing Demised Premises.

         5. Lessor shall also re-paint the entire Demised Premises, including the HVAC covers using Building Standard paint. Such work shall be scheduled, in advanced with Lessee.

         6. Lessee shall be responsible for any "dry" sprinkler systems needed for the Demised Premises, as well as, any additional air-conditioning needed for Lessee's drug storage area (location to be determined).

         7. Lessee, at its option and its expense, shall have the right to install glass doors to the 6th and/or 7th floors off of the elevator lobby area. Such installation must be in accordance with all applicable codes and regulations.

         All other terms and conditions of the Lease shall remain in full force and effect as amended.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment on the date set forth below.

WITNESSETH:                                  CAREW REALTY, INC.
                                             By:    Belvedere Corporation
                                                      Managing Agent

                                             By  /s/
---------------------------                    -------------------------------
                                             Its: VP
---------------------------                      -----------------------------
                                             Date:
                                                  ----------------------------

WITNESSETH:                                  KENDLE RESEARCH ASSOCIATES

                                             By /s/ Christopher Bergen
---------------------------                    -------------------------------
                                             Its: Exec VP
---------------------------                      -----------------------------
                                             Date: 3/18/96
                                                  ----------------------------

STATE OF OHIO                    )
                                 )    SS.
COUNTY OF HAMILTON               )

         BE IT REMEMBERED, that on the 18th day of March, 1996, before me a Notary Public in and for said county and state, personally appeared Carew Realty, Inc., the corporation, which executed the foregoing instrument by Joan
M. Hensler-Bittner, the Vice President of Belvedere Corporation, Managing Agent, who acknowledged that he/she is authorized to sign on behalf of said corporation, and the signing thereof to be its and his/her voluntary act and deed.

         IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my official seal on the day and year aforesaid.

                                                   -----------------------------
                                                   Notary Public

STATE OF OHIO                       )
                                    )    SS.
COUNTY OF HAMILTON                  )

         BE IT REMEMBERED, that on the 18th day of March, 1996, before me a Notary Public in and for said county and state, personally appeared Kendle Research Associates, the corporation which executed the foregoing instrument by Candace R. Bryan , its CEO who acknowledged that he/she is authorized to sign on behalf of said corporation, and the signing thereof to be its and his/her voluntary act and deed.

         IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my official seal on the day and year aforesaid.

                                                   -----------------------------
                                                   Notary Public

                          AMENDMENT NO. THREE TO LEASE
                          ----------------------------

         This Amendment No. Three to Lease (the "Amendment"), made effective this 8th day of October, 1996, is by and between CAREW REALTY, INC. ("Lessor"), a Delaware Corporation whose address is c/o Belvedere Coporation, 500 Carew Tower, 441 Vine Street, Cincinnati, Ohio 45202, and KENDLE RESEARCH ASSOCIATES, ("Lessee"), whose address is Suite 700 Carew Tower, 441 Vine Street, Cincinnati, Ohio 45202.

                              W I T N E S S E T H:

         WHEREAS, effective as of December 9, 1991, Lessor and Lessee entered into Lease (the "Lease") with respect to approximately 21,694 rentable square feet of space on the 6th and 7th floors of the Carew Tower Building (the "Building") located at 441 Walnut Street, Cincinnati, Ohio.

         WHEREAS, the premises leased by Lessee in the Building (the "Demised Premises") encompasses 21,694 rentable square feet.

         WHEREAS, the Commencement Date of the Lease was June 1, 1992.

         WHEREAS, effective as of December 30, 1991 Lessor and Lessee entered into Amendment No. One To Lease which made certain amendments in and to the Lease.

         WHEREAS, effective as of March 18, 1996, Lessor and Lessee entered into Amendment No. Two To Lease which made certain amendments in and to the Lease, including Lessee's expansion into 6,326 square feet of additional space for a total Demised Premises of 27,921 square feet.

         NOW, THEREFORE, effective upon execution of this Amendment No. Three to Lease Lessor and Lessee hereby agree and acknowledge the following:

1. Lessee shall expand into an additional 13,955 square feet of space on the 9th floor of the Building (the "Expansion Space") for a total Demised Premises of 41,876 square feet. The Lease for the Expansion Space shall commence on the earlier of: (a) ninety (90) days after Lessor relocates the existing tenant, Barnes, Dennig Company from the 9th floor of the Building or the date Lessee takes occupancy of the Expansion Space. Barnes, Dennig is scheduled to relocate from the 9th floor to the 15th floor of the building the weekend of November 22, 1996. Lessor shall try and coordinate the delivery of the southwest area of the floor Lessee as early as possible. The Basic Rental establisher in Paragraph 2 of Amendment No. Two to Lease shall apply to the Expansion Space on the 9th floor.

2. The Lease shall be extended for an additional one (1) year, commencing on June 1, 2003 and ending on May 31, 2004 (the "One Year Extension Term"). Commencing on June 1, 2003, the Basic Rental in Paragraph 1 (e) of the Lease Agreement shall be the following for each year of the Two Year Extension Term:

   June 1, 2003 to May 31, 2004                      $16.75 per square foot.

3. The cost of sprinklering the floor shall be herein by Lessor. Lessor shall provide a build- out allowance of $7.50 per square for the Expansion Space. Such allowance shall be paid to Lessee within thirty (30) days of occupancy of the Expansion Space. Lessor shall provide mini-blinds mutually acceptable to Lessor and Lessee on the 6th floor and 9th floor.

4 Lessee shall be responsible for any "dry" sprinkler systems needed for the Demised Premises, as well as, any additional air-conditioning needed for Lessee's specific business use.

5. Paragraph 34 of the Lease, RIGHT OF FIRST REFUSAL, shall be amended to state that the the Right of First Refusal no longer applies to 5th, 6th and 7th floors of the Building but shall apply to the 8th floor of the Building.

6. Lessee and Lessor represent and warrant to each other that neither has dealt with any other broker or finder who shall be entitled to any commission or fee by reason of the execution of this Amendment, and each party agrees to indemnify and hold the other harmless from any liability or expense that the other may suffer or incur with respect to any claim for a commission or fee by any other broker or finder claiming by, through or under the other party.

         All other terms and conditions of the Lease shall remain in full force and effect as amended.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment on the date set forth below.

WITNESSETH:                                  CAREW REALTY, INC.

                                             By:    Belvedere Coporation
                                                      Managing Agent

                                             By:   /s/
----------------------------                    --------------------------------
                                             Its:  V.P.
----------------------------                     -------------------------------
                                             Date:  10/8/96
                                                  ------------------------------

WITNESSETH:                                  KENDLE RESEARCH ASSOCIATES

                                             By:  Christopher Bergen
-----------------------------                   --------------------------------
                                             Its: VP
-----------------------------                    -------------------------------
                                             Date: 10/8/96
                                                  ------------------------------


STATE OF OHIO                               )
                                            )    SS.
COUNTY OF HAMILTON                          )

         BE IT REMEMBERED, that on the 8th day of October, 1996, before me a Notary Public in and for said county and state, personally appeared Carew Realty, Inc., the corporation, which executed the foregoing instrument by Joan
M. Hensler-Bittner, the Vice President of Belvedere Corporaton, Managing Agent, who acknowledged that he/she is authorized to sign on behalf of said corporation, and the signing thereof to be its and his/her voluntary act and deed.

         IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my official seal on the day and year aforesaid.

                                                    ----------------------------
                                                    Notary Public

STATE OF OHIO                               )
                                            )    SS.
COUNTY OF HAMILTON                          )

         BE IT REMEMBERED, that on the 8th day of October, 1996, before me a Notary Public in and for said county and state, personally appeared Kendle Research Associates, the corporation which executed the foregoing instrument by Christopher Bergen, its President who acknowledged that he/she is authorized to sign on behalf of said corporation, and the signing thereof to be its and his/her voluntary act and deed.

         IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my official seal on the day and year aforesaid.

                                                    ----------------------------
                                                    Notary Public

                           AMENDMENT NO. FOUR TO LEASE
                           ---------------------------

         This Amendment No. Four to Lease (the "Amendment"), made effective this 29th day of January, 1997, is by and between CAREW REALTY, INC. ("Lessor"), a Delaware corporation, whose address is c/o Belvedere Corporation, 500 Carew Tower, 441 Vine Street, Cincinnati, Ohio 45202, and KENDLE RESEARCH ASSOCIATES, ("Lessee"), whose address is Suite 700 Carew Tower, 441 Vine Street, Cincinnati, Ohio 45202.

                              W I T N E S S E T H :

         WHEREAS, effective as of December 9, 1991, Lessor and Lessee entered into a Lease (the "Lease") with respect to approximately 21,694 rentable square feet of space on the 6th and 7th floors of the Carew Tower Building (the "Building") located at 441 Walnut Street, Cincinnati, Ohio.

         WHEREAS, the premises leased by Lessee in the Building (the "Demised Premises") encompasses 21,694 rentable square feet.

         WHEREAS, the Commencement Date of the Lease was June 1, 1992.

         WHEREAS, effective as of December 30, 1991, Lessor and Lessee entered into Amendment No. One To Lease which made certain amendments in and to the Lease.

         WHEREAS, effective as of March 18, 1996, Lessor and Lessee entered into Amendment No. Two To Lease which made certain amendments in and to the Lease, including Lessee's expansion into 6,326 square feet of additional space for a total Demised Premises of 27,921 square feet.

         WHEREAS, effective as of October 8, 1996, Lessor and Lessee entered into Amendment No. Three To Lease which made certain amendments in and to the Lease, including Lessee's expansion into 13,955 square feet of space on the ninth floor of the Building for a total Demised Premises of 41,876 square feet.

         NOW, THEREFORE, effective upon execution of this Amendment No. Four to Lease Lessor and Lessee hereby agree and acknowledge the following:

1. Lessee shall expand into an additional 13,620 square feet of space on the eighth floor of the Building (the "Expansion Space") for a total Demised Premises of 55,496 square feet. Lessee shall begin paying rent on each portion of the Expansion Space on the earlier date of: (a) ninety (90) days after Lessor relocates the existing tenants, Mass Mutual (2174 sf), Thoma Opticians (2,150 sf), Rothchild & Associates (3625 sf) and Alex Gortas (623 sf) from the eighth floor of the Building or the date Lessee takes occupancy of each respective portion of the Expansion Space.

         Lessee shall continue to pay its month-to-month rental rate of $1217.67 per month for

         1124 square feet of space that it is currently occupying today on the eighth floor (Dr. Malone's) and commencing on 2/1/97, Lessee shall pay the Basic Rental as stipulated in the Lease on 2651 square feet of the Expansion Space which Lessee has already taken occupancy of.

2. The Lease shall be extended for an additional two (2) years, commencing on June 1, 2004 and ending on May 31, 2006 (the "Two Year Extension Term"). Commencing on June 1, 2004 the Basic Rental in Paragraph 1 (e) of the Lease Agreement shall be the following for each year of the Two Year Extension Term:

         June 1, 2004 to May 31, 2006                $17.50 per square foot.

3. The Basic Rental established in Paragraph 2 of Amendment No. Two To Lease and Paragraph 2 of Amendment No. Three to Lease and Paragraph 2 herein shall apply to Lessee's total Demised Premise, at this time, of 55,496 square feet.

4. Lessor, on behalf of Lessee, shall relocate each of the existing tenants from the eighth floor, if needed. In addition to this cost, Lessor shall provide to Lessee a build-out allowance of $15.00 per square foot for the Expansion Space. Such allowance shall be paid to Lessee within thirty (30) days after written notice from Lessee requesting such allowance for the Expansion Space and with the appropriate waiver of liens from Lessee's contractor, perform the inter improvements. Lessor, at its cost and with its contractors, shall have the eighth floor sprinklered.

5. Lessee shall be responsible for any "dry" sprinkler systems needed for the Demised Premises, as well as, any additional air-conditioning needed for Lessee's specific business use.

6. Lessee and Lessor represent and warrant to each other that neither has dealt with any other broker or finder who shall be entitled to any commission or fee by reason of the execution of this Amendment, and each party agrees to indemnify and hold the other harmless from any liability or expense that the other may suffer or incur with respect to any claim for a commission or fee by any other broker or finder claiming by, through or under the other party.

         All other terms and conditions of the Lease shall remain in full force and effect as amended.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment on the date set forth below.

WITNESSETH:                                 CAREW REALTY, INC.

                                            By:  Belvedere Corporation
                                                     Managing Agent

                                            By  /s/
------------------------------                ----------------------------------
                                            Its:  V.P.
------------------------------                  --------------------------------
                                            Date: 11/28/97
                                                 -------------------------------

WITNESSETH:                                 KENDLE RESEARCH ASSOCIATES

                                            By  /s/ Timothy M. Mooney
------------------------------                ----------------------------------
                                            Its:  V.P. - Finance
------------------------------                  --------------------------------
                                            Date: 1/28/97
                                                 -------------------------------

STATE OF OHIO                               )
                                            )   ss.
COUNTY OF HAMILTON                          )

         BE IT REMEMBERED, that on the 30th day of January, 1997, before me a Notary Public in and for said county and state, personally appeared Carew Realty, Inc., the corporation, which executed the foregoing instrument by Joan
M. Hensler-Bittner, the Vice President of Belvedere Corporation, Managing Agent, who acknowledged that he/she is authorized to sign on behalf of said corporation, and the signing thereof to be its and his/her voluntary act and deed.

         IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed by official seal on the day and year aforesaid.

                                            ------------------------------------
                                            Notary Public

STATE OF OHIO                               )
                                            )    ss.
COUNTY OF HAMILTON                          )

         BE IT REMEMBERED, that on the 29th day of January, 1997, before me a Notary Public in and for said county and state, personally appeared Kendle Research Associates the corporation which executed the foregoing instrument by Timothy M. Mooney, its V.P. Finance who acknowledged that he/she is authorized to sign on behalf of said corporation, and the signing thereof to be its and his/her voluntary act and deed.

         IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my official seal on the day and year aforesaid.

                                            ------------------------------------
                                            Notary Public